UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 16, 2019
MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

Delaware	(MGM Growth Properties LLC)	001-37733	47-5513237
Delaware	(MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite 750, Las Vegas, Nevada 89135
(Address of principal executive offices – Zip Code)
(702) 669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

ITEM 8.01    OTHER EVENTS

This Current Report on Form 8-K (“Current Report”) is being filed by MGM Growth Properties LLC (the “Company”) and MGM Growth Properties Operating Partnership LP (together with the Company, the “Registrants”) to reflect retrospective adjustments that have been made to the consolidated financial statements and certain related information filed by the Registrants on February 27, 2019 as Items 6, 7 and 8 to the Registrants’ Annual Reports on Form 10-K for the year ended December 31, 2018 (“2018 Form 10-K”). As disclosed in the Registrants’ Quarterly Report on Form 10-Q for the period ended June 30, 2019, the Registrants’ taxable real estate investment subsidiary (“TRS”) liquidated. Concurrently, a subsidiary of MGM Resorts International (“MGM”) acquired the membership interests of Northfield Park Associates, LLC (“Northfield”), the entity that previously owned the real estate assets and operations of the Hard Rock Rocksino Northfield Park in Northfield, Ohio and the Registrants retained the real estate assets. This transaction was accounted for as a transaction between entities under common control and, therefore, the Registrants’ TRS carried the Northfield operating assets and liabilities as held and used until the close of the transaction on April 1, 2019. Due to the close of the transaction, the Registrants have now reflected such operating assets and liabilities as assets held for sale and the corresponding operations as discontinued operations for the applicable prior periods on a retrospective basis.

This Current Report and its exhibits are being filed solely to reflect the retrospective recasting for the discontinued operations. The below listed selections of the 2018 Form 10-K are being adjusted retrospectively:

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data.
The above selections of the 2018 Form 10-K are filed hereunder as Exhibit 99.1, which is incorporated herein by reference. This Current Report does not reflect events that may have occurred subsequent to the original filing date of the 2018 Form 10-K, and does not modify or update in any way the disclosures made in the 2018 Form 10-K other than as required to retrospectively reflect the discontinued operations. All other information in the 2018 Form 10-K remains unchanged. Unaffected sections of the 2018 Form 10-K have not been repeated in, and are not amended or modified by, such Exhibit 99.1. Management’s Discussion and Analysis of Financial Condition and Results of Operations has not been updated for information known to management subsequent to the date of filing of the 2018 Form 10-K. The information in this Current Report should be read in conjunction with the 2018 Form 10-K and filings made by the Registrants subsequent to the filing of the 2018 Form 10-K, including the Registrants’ Quarterly Report on Form 10-Q for the period ended March 31, 2019, filed on May 7, 2019 and the Registrants’ Quarterly Report on Form 10-Q for the period ended June 30, 2019, filed on August 7, 2019.

Within such Exhibits, all references to “we,” “us,” “our,” “MGP” or “the Company” refer to MGM Growth Properties LLC together with its consolidated subsidiaries, including MGM Growth Properties Operating Partnership LP. Unless otherwise indicated or unless the context requires otherwise, all references to the “Operating Partnership” refer to MGM Growth Properties Operating Partnership LP together with its consolidated subsidiaries.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

23.1	Consent of Deloitte & Touche LLP for MGM Growth Properties LLC

23.2	Consent of Deloitte & Touche LLP for MGM Growth Properties Operating Partnership LP

99.1
Updates, where applicable, to the 2018 Form 10-K, as follows: Part II. Item 6. Selected Financial Data, Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II. Item 8. Financial Statements and Supplementary Data.

101.INS	XBRL Instance Document.

101.SCH	XBRL Schema Document.

101.CAL	XBRL Calculation Linkbase Document.

101.DEF	XBRL Definition Linkbase Document.

101.LAB	XBRL Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

In accordance with Rule 402 of Regulation S-T, the XBRL information included in Exhibit 101 and Exhibit 104 to this Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: August 16, 2019	By:	/s/ ANDY H. CHIEN
Andy H. Chien
Chief Financial Officer and Treasurer

MGM Growth Properties Operating Partnership LP
	By:	MGM Growth Properties OP GP LLC, its general partner

Date: August 16, 2019	By:	/s/ ANDY H. CHIEN
Andy H. Chien
Chief Financial Officer and Treasurer